Accounts Receivable, Net (Detail) (USD $) In Thousands	Jun. 30, 2011	Jun. 30, 2010
Accounts, Notes, Loans and Financing Receivable [Line Items]
Accounts receivable, trade	$ 1,780,137	$ 1,457,355
Allowance for doubtful accounts	(10,472)	(14,701)
Non-trade accounts receivable	75,550	58,091
Notes receivable	132,641	99,196
Total	$ 1,977,856	$ 1,599,941